                                                                   EXHIBIT 10.20







                           ---------------------------
                           DYNAMIC INFORMATION SYSTEMS

                                   -----------
                                   CORPORATION



                            DISC SOFTWARE VAR PROGRAM
                         INDEPENDENT SOFTWARE DEVELOPER




                     DYNAMIC INFORMATION SYSTEMS CORPORATION
               910 15TH STREET, SUITE 640, DENVER, COLORADO 80202
                         (HEREIN REFERRED TO AS "DISC")

                                      -AND-


COMPANY NAME:     SMITH, GARDNER, & ASSOCIATES
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STREET:                 5455 NORTH FEDERAL HIGHWAY, SUITE M
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STREET:
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CITY:                      BOCA RATON
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STATE AND ZIP:                      FL  33487
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TECHNICAL CONTACT/TELEPHONE:
                            ----------------------------------------------------

CONTRACTUAL CONTACT/TELEPHONE:  TOM QUIGLEY  407 241-9505
                             ---------------------------------------------------
                                (HEREIN REFERRED TO AS "VAR")





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1.0  DEFINITIONS
--------------------------------------------------------------------------------
For the purpose of this Agreement, the following are defined terms:

1.1 The term "Software" shall mean the information processing program(s), in object code or binary form only, and related documentation developed by DISC and marketed under the trade name:

                          OMNIDEX AND DBMGR VAR VERSION
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--------------------------------------------------------------------------------
for use on the following computer makes and models:

                               HP3000 (ALL MODELS)
--------------------------------------------------------------------------------
1.2 The term "Demonstration Software" is included in the term Software and shall mean a version of the Software which contains coded instructions which inactivate or erase the program within a specified time period.
1.3 The term "Run-Time Software" is included in the term Software and shall mean a version of the Software which does not have application development capabilities and only performs execute functions.
1.4 The term "Related Documentation" is included in the term Software and shall mean the user manuals which provide the functional specifications for the Software.
1.5 The term "Sublicense" shall mean the sublicense agreement attached as Appendix B containing terms pursuant to which end users shall be licensed to use the Software.
1.6 The term "Sublicensee" shall mean an end user of the Software who has signed a Sublicense Agreement.
1.7 The term "CPU" shall mean central processing unit.

2.0  ACKNOWLEDGMENT OF DISC OWNERSHIP RIGHTS
--------------------------------------------------------------------------------
2.1 VAR acknowledges that the Software contains proprietary information and trade secrets belonging to DISC, and that title and ownership rights to the software shall remain exclusively with DISC and its licensors and that VAR's rights to the Software are strictly limited to those specifically granted in this Agreement. VAR agrees that it shall hold the Software and other confidential information provided under this Agreement in strict confidence and shall not make any use thereof other than for the performance of this Agreement.
2.2 Except as expressly permitted herein, VAR shall not make any copies of the Software without the express written consent of DISC.

3.0  LICENSE GRANT
--------------------------------------------------------------------------------
3.1 DISC hereby grants to VAR, and VAR hereby accepts, subject to the terms and conditions contained in this Agreement, a non-exclusive, non-transferable license to market, demonstrate and sublicense the Software to end users for use on CPUs.
3.2 VAR's right to sublicense the Software is always contingent upon VAR entering into and maintaining in good standing a separate license and support agreement (or alternatively a lease agreement) for the Software. Any breach of such license and support (or lease) agreement, including



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a failure to make any payment thereunder, shall entitle DISC to unilaterally revoke any rights granted under this Agreement.
3.3 VAR's right to sublicense the Software is further contingent upon VAR having licensed to the end user on the same CPU application software product(s) marketed under the name of

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
having a value at least equivalent to the list price of the sublicensed
Software.
3.4 VAR's right to sublicense the Software to any particular end user is further contingent upon VAR providing to DISC prior to software distribution both:

         * (a) two original copies of a Sublicense Agreement in the form of Appendix B, which have been duly executed by both VAR and the end user; and

         * (b) all the information requested on the Sublicense Agreement. Any change to the text of the Sublicense Agreement must be approved by DISC prior to execution.

3.5 VAR's right to sublicense the Software is further contingent on VAR having at all times at least two employees trained by DISC in the use and installation of the Software. All training shall be at VAR's expense.
3.6 VAR's right to leave Demonstration Software on a prospective end user's CPU is contingent upon VAR obtaining from the end user prior to installation a duly executed Sublicense Agreement for a thirty (30) day trial. VAR agrees to send the Sublicense Agreement to DISC no later than ten (10) days from the date of installation. Demonstration Software may not be left on an end user's CPU for a period in excess of thirty (30) days for evaluation or any other purpose without the written consent of DISC.

4.0  VAR'S OBLIGATIONS
--------------------------------------------------------------------------------
4.1 VAR agrees in good faith to use its best efforts to market, demonstrate and sublicense the Software to end users.
4.2 VAR agrees to comply with DISC's standard operating policies and procedures in the marketing, demonstrating and sublicensing of the Software.
4.3 VAR agrees to not make without the prior written consent of DISC any claim about DISC or the Software other than presenting current information that has been either published by DISC or developed jointly under this Agreement. VAR shall submit a copy of ail advertising and marketing materials relating to the Software to DISC for review and approval prior to use by VAR.
4.4 The VAR shall fully acknowledge the use of Software in its Package. Any advertising or publicity material which describes features provided by Software must acknowledge the use of software and the authors, DISC (Dynamic Information Systems Corporation).
4.5 VAR agrees that on all matters relating to the use of DISC's tradename, logo and trademarks, VAR shall obtain prior written approval of DISC in order to assure proper use.



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4.6 VAR agrees to provide to DISC at least thirty (30) days prior to the expiration of each term of this Agreement a proposed business plan respecting the future marketing and sublicensing efforts contemplated by VAR.
4.7 VAR agrees to provide support to all Sublicensees of Run-Time Software.
4.8 Upon signing this Agreement, VAR shall elect one of the royalty schedules in Appendix A, dependent upon the use of Software as either a standard component of the VAR Software or as an optional feature. Upon thirty (30) days prior notice and approval by DISC, VAR may change royalty schedules. DISC will not unreasonably withhold approval of such changes.

5.0  DISC'S OBLIGATIONS
--------------------------------------------------------------------------------
5.1 DISC agrees to provide VAR in a timely and efficient manner all DISC Sublicense Agreements, promotional material, Software, Demonstration Software and Related Documentation ordered by VAR.
5.2 DISC agrees to provide training to VAR's sales and support staff in the use, sale and operation of the Software in accordance with a time and rate schedule to be mutually agreed upon.
5.3 DISC agrees to inform the appropriate personnel in its sales force of the existence of this Agreement and distribute to such sales force any promotional material prepared hereunder.
5.4 DISC shall, upon receipt of two duly executed original copies of a Sublicense Agreement for Run-Time Software, authorize VAR to make a copy of Run-Time Software for the Sublicensee by returning one fully executed original copy of the Sublicense Agreement to VAR.

6.0  LICENSE FEES AND CHARGES
--------------------------------------------------------------------------------
6.1 VAR shall pay DISC a fee as provided in Appendix A for each copy of the Software sublicensed.
6.2 VAR shall pay DISC an annual support fee as provided in Appendix A for each copy of Run-Time Software sublicensed by VAR for which VAR provides annual support services.
6.3 All fees are stated and payable in United States dollars and all sales and other taxes and duties relating to a Sublicense, including those levied by federal, state, municipal or other governmental authority shall be paid by VAR.
6.4 All monies payable under this agreement are payable immediately upon installation of Software for a Sublicensee. In lieu of immediate payment VAR may apply for credit terms for sublicense fees. An application for credit terms must be accompanied by a current Statement of Financial Position, a bank reference, and two credit references from other suppliers; DISC reserves the right to request additional information. Upon acceptance for credit terms all monies payable under this agreement will be due net thirty (30) days from date of installation of Software for Sublicensee. VAR agrees to pay interest on overdue accounts at a rate of one and one-half percent (1.5%) per month or the maximum legal interest rate whichever is less.
6.5 DISC reserves the right to change the terms of payment herein when VAR's previous payment record shows that VAR is consistently in arrears by sixty (60) days or more. VAR will be advised in writing of any change in the payment terms.
6.6 DISC reserves the right to establish new list prices upon (30) days prior written notice. DISC will honor outstanding written quotations of VAR for sixty
(60) days after notice of the price change provided those written quotations are delivered to DISC within twenty (20) days of the notification.



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6.7 In the event VAR fails to report a sale of DISC Software according to procedures in Appendix B, VAR shall be liable for the additional amount equal to that owed by VAR for the sublicense of DISC Software. Also, in this event, the VAR's three principal officers or shareholders designated by DISC shall be jointly and severally liable for the amount related to the sublicense of DISC Software to the end user and the additional amount described in this paragraph.

7.0  CONFIDENTIAL INFORMATION
--------------------------------------------------------------------------------
7.1 In order for VAR and DISC to effectively carry out their respective obligations hereunder, each party may from time to time disclose to the other party confidential information. Confidential information shall be clearly designated in writing as confidential or if verbally disclosed shall be covered by a written memorandum within ten (10) days of the verbal disclosure. Confidential information does not include:

         *    (a)  information generally available to or known to the public;

         *    (b)  information previously known;

         * (c) information independently developed outside the scope of this Agreement; or

         *    (d)  information lawfully disclosed by a third party.

7.2 Each party shall only disclose confidential information to its employees requiring such information in the performance of this Agreement and shall not disclose such information to any third party without the express written consent of the other party.

8.0  SUITABILITY OF USE
--------------------------------------------------------------------------------
8.1 OTHER THAN THE WARRANTY CONTAINED IN THE SUBLICENSE AGREEMENT, DISC MAKES NO EXPRESS OR IMPLIED WARRANTY WITH RESPECT TO THE SOFTWARE PROVIDED UNDER THIS AGREEMENT INCLUDING, BUT NOT LIMITED TO, THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

9.0  WARRANTY
--------------------------------------------------------------------------------
9.1 Neither party shall be liable or deemed to be in default for any delay or failure to perform its obligations hereunder if such failure results directly or indirectly from any cause beyond its reasonable control.
9.2 DISC shall in no event be liable to VAR or Sublicensees for loss of profits, or special, indirect, consequential or exemplary damages, including costs or legal expenses, in connection with the supply, use or performance of the Software.
9.3 DISC's liability for any claim for damages under this Agreement shall be limited to direct damages and shall not exceed the first copy license fee charged to VAR for the Software.



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10.0  TERM AND TERMINATION
--------------------------------------------------------------------------------
10.1 The term of the Agreement shall commence as of the date of acceptance by DISC and shall continue in force for one year from such date.
10.2 Thereafter the Agreement shall automatically be renewed for successive one
(1) year periods unless terminated by either party.
10.3 DISC may immediately terminate this Agreement or suspend any rights granted hereunder upon notice to VAR in the event that VAR:

         *    (a)  breaches any material term of this Agreement;

         * (b) merges or becomes amalgamated with another firm, person or corporation;

         * (c) sells or transfers fifty percent (50%) or more of VAR's voting or potential voting shares;

         * (d) ceases conducting business in the normal course, is adjudged bankrupt or insolvent, or becomes subject to any proceeding for the protection of the rights of its creditors; or

         * (e) fails to perform any obligation under this Agreement within fifteen (15) days after notice from DISC.

         * (f) If DISC assigns primary distribution rights of Software to an unrelated third party in the United States.

10.4 VAR may immediately terminate this Agreement upon notice to DISC in the event that DISC:

         * (a) ceases conducting business in the normal course, or is adjudged bankrupt or insolvent, and the business is not carried on by a successor in interest; or

         * (b) fails to perform any obligation under this Agreement within fifteen (15) days after notice from VAR.

10.5 Either party may terminate this Agreement for convenience on sixty (60) days notice to the other party.

10.6 On termination, VAR shall immediately return to DISC all materials which were delivered to VAR by DISC hereunder, including:

         * (a) all copies of the Software which are not under Sublicense to end users; and

         * (b) all advertising, promotional and other materials for the Software in VAR's possession which were delivered to VAR by DISC be hereunder, including sales literature and manuals which have not been sold to end users. DISC shall reimburse VAR for all such materials returned that are not outdated.



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10.7 On termination, VAR shall remit to DISC all unpaid monies due under this
Agreement.
10.8 All obligations of non-disclosure regarding confidential information and trade secrets shall survive termination and remain in force for a ten (10) year period following such termination.

11.0  GENERAL PROVISIONS
--------------------------------------------------------------------------------
11.1 VAR hereby grants DISC the right, at its own expense, to enter VAR's premises during business hours on forty-eight (48) hours notice and examine VAR's relevant books and records or to have such books and records examined by its certified public accountant to verify the locations and hardware into which copies of the Software have been installed by VAR.
11.2 VAR is an independent contractor and the parties are not agents, or legal representatives of each other and have no power of attorney to represent, act for, bind or commit each other except as described in this Agreement. Neither execution nor performance of this Agreement shall be construed to have established any joint venture or partnership between DISC and VAR.
11.3 No delay or failure in exercising any right hereunder and no partial or single exercise thereof shall be deemed to constitute a waiver of such right or any other rights hereunder. No consent to a breach of any express or implied term of this Agreement shall constitute a consent to any subsequent breach.
11.4 In the event that any provision of this Agreement shall not be enforceable the remainder of this Agreement shall remain in full force and effect.
11.5 VAR agrees that it shall not have the right to assign its rights under this Agreement without the written consent of DISC.
11.6 All covenants, agreements and conditions of this Agreement shall be governed, construed and interpreted in accordance with the laws of Colorado and where applicable, the United States.
11.7 This Agreement constitutes the full and entire understanding and agreement between VAR and DISC with respect to the marketing demonstration and sublicensing of the Software and supersedes all previous negotiations, commitments and writings with respect thereto. No modifications or amendments to the terms of this Agreement shall be effective unless in writing and signed by the duly authorized representatives of VAR and DISC.
11.8 Any notices, requests or demands shall be in writing and delivered or mailed to the other at the address written on the front page of this Agreement. Each party shall promptly give written notice of any change in its address or addressee. All notices s shall be sent by registered or certified mail, postage prepaid, and shall be deemed to be received on the fifth business day after mailing. But in the case of a mail interruption such notices, requests or demands shall be delivered by prepaid courier delivery.


Agreed this ___ day of December, 1989,      Agreed this ______ day of December, 1989,
by:                                         by:

--------------------------------------      -----------------------------------------
DISC                                        VAR
/s/ Terrence D. O'brien                     /s/ Allan J. Gardner
--------------------------------------      -----------------------------------------
Signature                                   Signature

         Terrence D. O'brien                            Allan J. Gardner
--------------------------------------      -----------------------------------------
Printed Name                                Printed Name

              Vice President                            Partner
--------------------------------------      -----------------------------------------
Title                                       Title







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                                   APPENDIX A

FEES
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SUBLICENSE FEES

VAR shall pay DISC a fee for each copy of the Software sublicensed by VAR. Sublicense fees shall be charged for each CPU on which Software is installed as follows:
Royalty Schedule 1;
If VAR agrees that a VAR version of the Software will be included with each installation of VAR's product, the royalties will be:

                                                CPU Type                 Royalty
                                                --------                 -------

         Class 1                       Micro 3000's and Series III       $1,000
         Class 2                       4X and 5X                         $2,000
         Class 3                       6X, 7X, 92X and 93X               $2,500
         Class 4                       95X                               $3,000
         Existing Users                (all CPU types)                   $1,000
         Annual Support Per Copy                                         $    0

Note: If at any time the VAR elects not to include OMNIDEX in a VAR Software copy, VAR royalty payments shall revert to Schedule 2 from that date forward.

Royalty Schedule 2:
If VAR chooses to offer the Software as an optional module of VAR's product, then the royalties will be:

                                                 CPU Type                Royalty
                                                 --------                -------

         Class 1                        Micro 3000s and Series III       $2,500
         Class 2                        4X and 5X                        $4,000
         Class 3                        6X, 7X 92X and 93X               $5,000
         Class 4                        95X                              $6,000
         Existing Users                 (all CPU types)                  $2,000
         Annual Support Per Copy                                         $    0

Schedule 1 accepted by:                      Schedule 2 accepted by:

/s/ Allan J. Gardner
--------------------------------             ---------------------------------
Signature                                    Signature

12/24/87
--------------------------------             ---------------------------------
Date                                         Date

MANUALS
VAR shall pay DISC 85% of the then current list price for all manuals.

SALES LITERATURE
VAR may purchase DISC sales literature at DISC cost.
A current DISC price list will be attached to this appendix at contract signing. VAR shall receive thirty (30) days prior written notice of any price changes.







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                                   APPENDIX A

DBMGR ROYALTIES:

           CPU TYPE                                               ROYALTY

           HP 3000(all)                                           $350


DBMGR LIMITED COMMAND SET VERSION (LCVS) ROYALTIES:

           HP3000(all)                                            $250






























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                                   APPENDIX B


STEPS REQUIRED TO COPY AND SHIP RUN-TIME SOFTWARE
--------------------------------------------------------------------------------
1. VAR sends two fully completed original copies of a Sublicense Agreement for Run-Time Software to DISC. Sublicense agreements must be signed by the Sublicensee and VAR. Any changes to the text of the Sublicense Agreement must be approved by DISC prior to execution.

2. DISC forwards Sales Order Agreement and one copy of the Sublicense Agreement to Sales Administration in Denver for processing and returns the other fully executed Sublicense Agreement to VAR.

3. Receipt of fully executed Sublicense Agreement authorizes VAR to copy and ship Run-Time Software.

4. DISC Sales Administration then invoices VAR for Sublicensed Software and annual support.













































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                              SUBLICENSE AGREEMENT

Dynamic Information Systems Corporation, 910 15th Street, Suite 640, Denver, CO 80202 (hereinafter referred to as DISC) by its acceptance hereof, grants that:

Company Name
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Address
       -------------------------------------------------------------------------
Telephone                           Contact
------------------------------------       -------------------------------------
(hereinafter referred to as the VAR) has sublicensed to the following:

SUBLICENSEE
-----------
Company Name
            --------------------------------------------------------------------
Address
       -------------------------------------------------------------------------
Telephone                           Contact
------------------------------------       -------------------------------------
(hereinafter referred to as the SUBLICENSEE) a non-exclusive, non-transferable perpetual limited right to use from the date hereof subject to the within TERMS AND CONDITIONS, on the following computers:

CPU#1              ______________      ___________________     CPU #2         ______________        ___________________
HP 3000                 Model             Serial Number        HP 3000             Model               Serial Number
(for additional sites, please list on separate sheet.)
the following DISC products:

--------------------------------------------------------------------------------
(hereinafter referred to as DISC SOFTWARE or the SOFTWARE.)



                              TERMS AND CONDITIONS

1. The VAR warrants that it is a currently authorized distributor of DISC SOFTWARE.
2. The SOFTWARE is licensed for Run-Time use only on a single standard computer system of make, model, serial number and location of use as designated. The SUBLICENSEE shall obtain the written authorization of DISC prior to moving the SOFTWARE to any other replacement computer system. DISC shall not unreasonably withhold authorization provided that the SUBLICENSEE shall have paid any fees applicable to use of the SOFTWARE on a different computer model. Run-Time software is defined as a version of the SOFTWARE which does not have application development capabilities and only performs execute functions.
3. The SUBLICENSEE is prohibited from offering the SOFTWARE in a service bureau or time-sharing environment unless such use is authorized in writing by DISC.
4. The SUBLICENSEE acknowledges and agrees that title and ownership of the SOFTWARE and patents, trademarks and copy rights related thereto are the exclusive property of DISC and the SUBLICENSEE shall only acquire the right to use the SOFTWARE in accordance with the within Agreement.
5. The SUBLICENSEE acknowledges that the SOFTWARE is DISC proprietary information and trade secret whether or not any portion thereof is or may be copyrighted or patented. The SOFTWARE or any derivation thereof may not be copied onto any medium by the SUBLICENSEE or any other person, firm or corporation without the written consent of DISC save and except for archival or emergency restart purposes or to replace a defective copy or for program error verification.
6. The SUBLICENSEE acknowledges that all SOFTWARE and other materials provided under this Agreement are valuable assets and trade secrets of DISC and the SUBLICENSEE agrees to hold the SOFTWARE and other materials in confidence and to take all necessary steps to insure that the SOFTWARE and other materials are kept confidential.
7. DISC Warrants for a thirty (30) day period from SOFTWARE delivery that the SOFTWARE when properly installed shall operate in accordance with its related documentation. If, during the warranty period DISC is advised of any failure of the use of best efforts of problems to be solved by DISC at the request of the SUBLICENSEE, the sublicense granted herein shall be terminated and the sublicense fee for the SOFTWARE shall be returned. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES EXPRESSED, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. DISC SPECIFICALLY DENIES ANY IMPLIED OR EXPRESS REPRESENTATION THAT THE SOFTWARE WILL: (i) FIT THE SUBLICENSEE'S REQUIREMENTS; (ii) OPERATE UNINTERRUPTED OR ERROR-FREE; OR (iii) HAVE ALL PROGRAM DEFECTS CORRECTED. Neither DISC nor the VAR shall be liable whatsoever for the loss of profits or special, indirect, consequential or exemplary damages, including costs or legal expenses, in connection with the supply, use or performance of the SOFTWARE. The total liability is limited to the fee paid for the SOFTWARE.
8. The SUBLICENSEE will not sublicense, rent or otherwise convey or make available the DISC SOFTWARE outside of its own company. This Agreement may not be assigned without the written consent of the VAR and DISC.
9. DISC reserves the right, for the purpose of preventing unauthorized use of DISC software products, to include now or later a time stamping and/or serial number checking code requiring the end user to obtain from DISC, or its designee, instructions to activate or reactivate the software.
10. Software support services for DISC Run-Time SOFTWARE will be provided to the SUBLICENSEE by the VAR.



Agreed this ___ day of December, 1989,      Agreed this ______ day of December, 1989,
by:                                         by:

--------------------------------------      -----------------------------------------
SUBLICENSEE Company Name                    VAR Company Name

--------------------------------------      -----------------------------------------
Authorized Signature                        Authorized Signature

--------------------------------------      -----------------------------------------
Printed Name                                Printed Name

--------------------------------------      -----------------------------------------
Title                                       Title




               Accepted this ______ day of ___________, 199_ by:
                    DYNAMIC INFORMATION SYSTEMS CORPORATION

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